SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2001

                           Loudeye Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

     Delaware                        0-29583                 91-1908833
(State or other              (Commission File Number)      (I.R.S.Employer
jurisdiction incorporation                                 Identification No.)
or of organization)
                                  414 Olive Way
                                Seattle, WA 98101
               (Address of principal executive offices) (Zip code)

                                 (206) 832-4000
              (Registrant's telephone number, including area code)


Item 5.  Other Events.

     On October 26, 2001, Registrant entered into a Share Repurchase Agreement with Martin Tobias and Alex Tobias through which Registrant acquired 4,000,000 shares of Registrant's common stock. The consideration for the purchase of the shares was $2,000,000 cash at closing.


     On October 26, 2001 Registrant entered into a Credit Agreement with Martin Tobias, Alex Tobias and Bell Street Properties, LLC establishing a non-revolving credit facility under which Mr. Tobias may borrow up to $2,000,000. The obligations under the Credit Agreement will be secured by deeds of trust on properties owned by Mr. Tobias and pledges of shares of common stock of Registrant held by Mr. Tobias.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  10.1 Share Repurchase Agreement between Loudeye Technologies, Inc., Martin Tobias and Alex Tobias dated October 26, 2001.

                  99.1     Press Release dated October 30, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Loudeye Technologies, Inc.


Dated: October 30, 2001                     By:      /s/ John T. Baker
                                                 ----------------------
                                                 Chief Executive Officer



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                                INDEX TO EXHIBITS

                  10.1 Share Repurchase Agreement between Loudeye Technologies, Inc., Martin Tobias and Alex Tobias dated October 26, 2001.

                  99.1     Press Release dated October 30, 2001.




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